                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                FEBRUARY 21, 2002
                                -----------------
                (Date of Report--Date of Earliest Event Reported)



                                D.R. HORTON, INC.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)



       -------------------------------- ---------------------------- ----------------------------------------
                  DELAWARE                        1-14122                          75-2386963
       -------------------------------- ---------------------------- ----------------------------------------
        (State or Other Jurisdiction     (Commission File Number)       (IRS Employer Identification No.)
              of Incorporation)
       -------------------------------- ---------------------------- ----------------------------------------


           1901 ASCENSION BOULEVARD, SUITE 100, ARLINGTON, TEXAS 76006
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

The balance sheet of Schuler Homes, Inc. as of March 31, 2001, the consolidated financial statements of Schuler Residential, Inc. as of March 31, 2001 and 2000 and for the years ended March 31, 2001, December 31, 1999 and 1998, and the three month period ended March 31, 2000, the combined financial statements of Western Pacific Housing as of March 31, 2001 and 2000 and for the years ended March 31, 2001, 2000 and 1999, and the reports of Ernst & Young LLP, independent auditors, included therein, are incorporated herein by reference to the Annual Report of Schuler Homes, Inc. on Form 10-K (SEC File No. 000-32461) for the fiscal year ended March 31, 2001. The unaudited consolidated financial statements of Schuler Homes, Inc. as of June 30, 2001, September 30, 2001 and December 31, 2001 are incorporated herein by reference to the Quarterly Reports of Schuler Homes, Inc. on Form 10-Q for the quarters ended June 30, 2001, September 30, 2001 and December 31, 2001.

    (b)  PRO FORMA FINANCIAL INFORMATION.

The unaudited pro forma combined condensed balance sheet and statements of income reflecting the merger of D.R. Horton, Inc. and Schuler Homes, Inc. as of December 31, 2001 and for the quarter ended December 31, 2001 and the year ended September 30, 2001 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

    (c)  EXHIBITS.

23.2     Consent of Ernst & Young LLP, Los Angeles, California.

99.2 Unaudited pro forma combined condensed balance sheet and statements of income of D.R. Horton, Inc. and Schuler Homes, Inc. as of December 31, 2001 and for the quarter ended December 31, 2001 and the year ended September 30, 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 25, 2002

                                     D. R. Horton, Inc.


                                     By: /s/ SAMUEL R. FULLER
                                        ----------------------------------------
                                        Samuel R. Fuller
                                        Executive Vice President, Treasurer,
                                        and Chief Financial Officer

                                                   EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
23.2     Consent of Ernst & Young LLP, Los Angeles, California.

99.2 Unaudited pro forma combined condensed balance sheet and statement of income of D.R. Horton, Inc. and Schuler Homes, Inc. as of December 31,
         2001 and for the quarter ended December 31, 2001 and for the year ended
         September 30, 2001.


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